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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                          Date of Report: July 16, 2001


                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
 ------------------------------------------------------------------------------
                  (Originator of the Trust referred to herein)


                     CHASE MANHATTAN AUTO OWNER TRUST 1997-A
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                                    (Issuer)
           (Exact name of the registrant as specified in its charter)


         United States                    333-7575               22-2382028
------------------------------   ------------------------    ------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
of incorporation)                                            Identification No.)


         200 White Clay Center Drive, Newark, DE              19711-5466
         ----------------------------------------           --------------
         (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5000



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Item 5.  Other Events:

         Chase Manhattan Auto Owner Trust 1997-A is the issuer of 5 classes of Asset Backed Notes and a single class of Asset Backed Certificates. The notes and certificates are serviced in accordance with the Sale and Servicing Agreement, dated as of February 28, 1997, as amended. The parties to the Sale and Servicing Agreement are: Chase Manhattan Bank USA, National Association ("Chase USA"), as seller and as servicer, and Chase Manhattan Owner Trust, as issuer.

         On July 16, 2001, Chase USA, as servicer, distributed monthly interest to the holders of the notes and certificates. Chase USA furnished a copy of the monthly statement to certificateholders for the series as required by the Sale and Servicing Agreement. A copy of the monthly statement to certificateholders is being filed as Exhibit 20.1 to this Current Report on Form 8-K.


Item 7(c).  Exhibits

            Exhibits          Description
            --------          -----------

             20.1 Monthly Statement to Certificateholders with respect to the July 16, 2001 distribution.



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                                      SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: July 30, 2001

                                      By: CHASE MANHATTAN BANK USA,
                                      NATIONAL ASSOCIATION
                                      as Servicer


                                      By:  /s/ Patricia Garvey
                                      -----------------------------------
                                      Name:    Patricia Garvey
                                      Title:   Vice President



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                                      INDEX TO EXHIBITS
                                      -----------------

Exhibit No.                           Description
---------------                       -----------

20.1                                  Statement to Certificateholders dated
                                      July 16, 2001 delivered pursuant to
                                      Section 5.8 of the Sale and Servicing
                                      Agreement dated as of February 28, 1997.